11. FACILITIES	9 Months Ended
Sep. 30, 2014
Facilities
11. FACILITIES

NOTE 11: FACILITIES

In February 2012, the Company entered into a lease agreement for new executive office space of approximately 4,200 square feet located at 600 Old Country Road, Suite 541, Garden City, NY 11530.   The lease agreement is for 63 months, commencing April 2012 and expiring September 2017. The annual rent under this office facility for the first year is estimated at $127,000, including electricity, subject to an annual increase of 3%. In the event of a default in which the Company is evicted from the office space, Mobiquity would be responsible to the landlord for an additional payment of rent of $160,000 in the first year of the lease, an additional payment of $106,667 in the second year of the lease and an additional payment of rent of $53,333 in the third year of the lease. Such additional rent would be payable at the discretion of the Company in cash or in Common Stock of the Company.

In July of 2014, the Company acquired additional rental space on a month to month basis to provide working space for the Mobiquity segment of the Company. The additional space is located in the current office building as the executive offices, located at 600 Old Country Road in Garden City New York.

The Company leases office space under non-cancelable operating leases in Farmingville, NY expiring in November 2014. The Company is obligated for the payment of real estate taxes under these leases. The Company is also currently leasing additional office space on a month-to-month basis. The Company also leases approximately 1,200 square feet of office and warehouse space in Spain at a monthly cost of approximately $2,200. Minimum future rentals under non-cancelable lease commitments are as follows:

YEARS ENDING DECEMBER 31,
2014	32,000
2015	135,000
2016	139,000
2017 and thereafter	36,000
$342,000

Rent and real estate tax expense was approximately $359,762 and $199,704 for the three months ended September 30, 2014 and 2013, respectively. Rent and real estate tax expense was approximately $955,283 and $595,291 for the nine months ended September 30, 2014 and 2013, respectively.

In July 2014, we entered into an amendment to our master lease agreement with Simon Property Group. This amendment provides for us to expand our location-based mobile mall network footprint to 240 Simon malls across the United States. Our agreement with Simon currently expires December 31, 2017, subject to possible annual extension pursuant to the terms of said agreement. Our agreement with Simon requires the company to maintain letters of credit for each calendar year under the agreement represented by the minimum amount of rent due for such calendar year. For 2015, the minimum rent of $2.7 million has been secured through two bank letters of credit, one of which was issued in the amount of $1,350,000 utilizing the funds of a non-affiliated stockholder and the second letter of credit was obtained in the same amount through the funds of Thomas Arnost, our Executive Chairman. In the event Simon draws down upon either letter of credit, we have 30 days after the draw down to obtain replacement letters of credit. Each person who secured our letters of credit has the opportunity to notify us that they wish to turn the cash funds securing the letters of credit over to us and to convert such funds into Common Stock at a conversion price of $1.00 per share. In the event Mr. Arnost were to elect to convert his letter of credit into shares of Common Stock, he would receive 1,350,000 shares of Common Stock. Also, each person who issued the letter of credit is receiving quarterly, while the letters of credit are outstanding, options to purchase 12,500 shares of Common Stock, exercisable at the prevailing market price per share on the date of grant and interest at the rate of 6% per annum on the monies that they have had to set aside in their bank accounts and are unable to have access to such monies.